EXHIBIT 10(nn)
Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
FIRST AMENDMENT TO MARKETING, DISTRIBUTION AND SUPPLY
AGREEMENT
This FIRST AMENDMENT TO MARKETING, DISTRIBUTION AND SUPPLY AGREEMENT (the “First Amendment”) made as of the 10th day of January, 2007 (the “Effective Date”) among DUSA PHARMACEUTICALS, INC., a New Jersey corporation having a principal office and place of business at 25 Upton Drive, Wilmington, Massachusetts, USA 01887 (hereinafter called “DUSA”), and DAEWOONG PHARMACEUTICAL CO., LTD, a Korean corporation having a principal office and place of business at 163-3 Samsung-dong Gangnam-gu, Seoul, Korea, (hereinafter called “DAEWOONG”) and DNC DAEWOONG DERMA & PLASTIC SURGERY NETWORK COMPANY, a wholly-owned Korean subsidiary of DAEWOONG PHARMACEUTICAL CO., LTD having a principal office and place of business at 163-3 Samsung-dong Gangnam-gu, Seoul, Korea (hereinafter called “DNC” and collectively with DAEWOONG hereinafter called “D&D”).
     WHEREAS, DUSA and D&D entered into a Marketing, Distribution and Supply Agreement dated as of January 4, 2007 (the “Agreement”); and
     WHEREAS, the Parties wish to enter into this First Amendment to clarify and amend the Agreement.
     NOW, THEREFORE, the Parties agree as follows:
1. Milestone Payments. Section 2.4 of the Agreement shall be amended as follows:
     Section 2.4(a), second sentence, which currently reads:
     [C.I.] of the signing of this Agreement by the Parties, D&D shall make a [C.I.] to DUSA...”
shall be amended to read:
“[C.I.] of the signing of this Agreement by the Parties, D&D shall make a [C.I.] to DUSA...”
     And by adding a new subsection 2.4(d) as follows:
     (d) All milestone payment amounts are [C.I.] and [C.I.] are the [C.I.]). The Parties agree to [C.I.] throughout the Term, together with the Parties’ [C.I.] under all applicable tax laws.
2. [C.I.]. Section 2.2(f) of the Agreement shall be amended in its entirety as follows:
     D&D shall purchase all Product needed in pre-marketing efforts from DUSA at the Purchase Price Per Unit, except that DUSA shall [C.I.] pursuant to Section 7.3(g), [C.I.], labeled [C.I.] of the Product during the [C.I.] and [C.I.] of the Product during [C.I.].
3. Effect of Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Parties to the Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which shall continue in full force and effect. This First Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
to herein. After the date hereof, any reference to the Agreement shall mean the Agreement, as modified hereby.
4. Governing Law and Venue. This First Amendment shall be construed in accordance with and governed by the internal laws of [C.I.] without regard to conflict of laws principles. Any litigation arising from disputes regarding the subject matter of this First Amendment shall be brought in the courts of the[C.I.]. The Parties will consent to venue and jurisdiction in such courts.
5. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
     IN WITNESS WHEREOF, this First Amendment has been executed by the Parties on the date stated below.

DUSA PHARMACEUTICALS, INC.
By:	/s/ Robert F. Doman
Robert F. Doman
President and Chief Operating Officer
Date: 1-10-07

DAEWOONG PHARMACEUTICAL CO., LTD.
By:	/s/ Jong Wook Lee
Jong Wook Lee
President
Date: 1/17 2007

DNC DAEWOONG DERMA & PLASTIC SURGERY NETWORK COMPANY
By:	/s/ Hee-Soo Sin
Hee-Soo Sin
President
Date: 1/16. 2007

(Signature Page to First Amendment to Marketing, Distribution and Supply Agreement
Among DUSA Pharmaceuticals, Inc., DAEWOONG Pharmaceutical Co., LTD., and DNC
DAEWOONG Derma & Plastic Surgery Network Company)